SUPPLEMENT

DATED MAY 7, 2015

TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. (THE “SAI”)

DATED MARCH 1, 2015

Effective May 7, 2015, The Hartford Inflation Plus Fund will increase its non-fundamental investment restriction on investments in illiquid securities from 10% to 15% of net assets. As a result of this change, the SAI is being revised as follows:

1.                                      Under the heading “INVESTMENT OBJECTIVES AND POLICIES —NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS” in the SAI, the fifth non-fundamental investment restriction is deleted and replaced with the following:

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

2.                                      The first sentence under the heading “INVESTMENT RISKS — ILLIQUID INVESTMENTS” in the SAI is deleted and replaced with the following:

Each Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets.

This Supplement should be retained with your Statement of Additional Information for future reference.